EMERGING MARKETS GROWTH FUND, INC.





                 THIS STATEMENT OF ADDITIONAL INFORMATION DATED
                  AUGUST 27, 2004, AS AMENDED OCTOBER 20, 2004,
              IS NOT A PROSPECTUS. IT SHOULD BE READ IN CONJUNCTION
                             WITH THE PROSPECTUS OF
                     THE EMERGING MARKETS GROWTH FUND, INC.
                  DATED AUGUST 27, 2004, WHICH MAY BE OBTAINED
                       FREE OF CHARGE UPON REQUEST TO THE
                       EMERGING MARKETS GROWTH FUND, INC.
                          11100 SANTA MONICA BOULEVARD
                       LOS ANGELES, CALIFORNIA 90025-3302
                         TELEPHONE (800) 421-0180 x96245



















This Statement of Additional Information incorporates by reference financial statements of the Emerging Markets Growth Fund, Inc. from the Fund's most recent annual and semi-annual reports to shareholders. You can obtain copies of those reports by calling (800) 421-0180 x96245.


                                TABLE OF CONTENTS

                                                                           Page


FUND HISTORY................................................................B-1


FUNDAMENTAL INVESTMENT POLICIES AND RESTRICTIONS............................B-1


CERTAIN NON-FUNDAMENTAL POLICIES............................................B-4


RISK FACTORS AND OTHER CONSIDERATIONS.......................................B-6

   Investment and Repatriation Restrictions.................................B-6
   Currency Fluctuations....................................................B-6
   Potential Market Volatility..............................................B-6
   Government in the Private Sector.........................................B-6
   Investor Information.....................................................B-6
   Taxation.................................................................B-7
   Litigation...............................................................B-7
   Fraudulent Securities....................................................B-7
   Loans and Loan Participations............................................B-7
   Settlement Risks.........................................................B-7
   Russia...................................................................B-8

ADDITIONAL INVESTMENT STRATEGIES............................................B-8

   Currency Hedging Transactions............................................B-8
   Options on Securities and Securities Indexes.............................B-9
   Other Financial Futures and Related Options..............................B-9
   Swap Agreements.........................................................B-10
   Equity Linked Notes.....................................................B-10
   Securities Lending......................................................B-11

RISK FACTORS ASSOCIATED WITH ADDITIONAL
    INVESTMENT STRATEGIES..................................................B-11

   Currency Hedging Transactions...........................................B-11
   Options on Securities and Securities Indexes............................B-12
   Other Financial Futures and Related Options.............................B-12
   Swap Agreements.........................................................B-12
   Equity Linked Notes.....................................................B-13

PORTFOLIO TURNOVER.........................................................B-13


MANAGEMENT.................................................................B-14

   The Board of Directors .................................................B-14
   Committees of the Board of Directors ...................................B-14

MANAGEMENT OF THE FUND ....................................................B-16


FUND SHARES OWNED BY DIRECTORS ............................................B-21


DIRECTOR COMPENSATION......................................................B-21


COMPENSATION TABLE.........................................................B-22


PRINCIPAL SHAREHOLDERS.....................................................B-22


INVESTMENT ADVISORY AND OTHER SERVICES.....................................B-23

   The Manager.............................................................B-23
   Investment Advisory and Service Agreement...............................B-23
   Personal Investing Policy...............................................B-24

PROXY VOTING POLICIES AND PROCEDURES.......................................B-24

   Policy..................................................................B-25
   Procedures..............................................................B-26

CUSTODIAN, DIVIDEND PAYING AGENT, TRANSFER
    AGENT AND REGISTRAR....................................................B-28

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND LEGAL COUNSEL............B-28


PORTFOLIO TRANSACTIONS AND BROKERAGE.......................................B-28


CAPITAL STOCK..............................................................B-29


PURCHASE AND PRICING OF SHARES.............................................B-30

   Purchasing Shares.......................................................B-30
   Pricing of Fund Shares..................................................B-30

TAXES AND DISTRIBUTIONS....................................................B-31

   Dividends and Capital Gain Distributions................................B-32
   Shareholder Taxation....................................................B-35

PERFORMANCE INFORMATION....................................................B-36


FINANCIAL STATEMENTS.......................................................B-37





                                  FUND HISTORY

     Emerging Markets Growth Fund, Inc. (the "Fund") is a corporation organized under Maryland law on March 10, 1986, for the purpose of investing in developing country securities. The Fund was originally organized as a closed-end investment company. The Fund converted its structure to that of an open-end interval investment company ("open-end interval fund") effective July 1, 1999. As an open-end interval fund, the Fund offers its shareholders the opportunity to request the redemption of their shares on a monthly basis at net asset value, without undue disruption to the Fund's portfolio or interference with the Fund's investment objective.

     The Fund is designed for institutional investors and other "qualified purchasers" desiring to achieve international diversification by participating in the economies of various countries with developing, or "emerging" securities markets.

                FUNDAMENTAL INVESTMENT POLICIES AND RESTRICTIONS

     The Fund is a diversified, open-end interval fund. The Fund intends to achieve long-term capital growth through investment in developing country securities. As a matter of fundamental policy the Fund will not, unless authorized by a vote of a majority of its outstanding shares:


          1.   invest in securities having unlimited liability;

          2. issue senior securities (except warrants issued to the Fund's shareholders and except as may arise in connection with certain security purchases, all subject to limits imposed by the Investment Company Act of 1940 (the "1940 Act")), borrow money (except that the Fund may borrow (a) in connection with hedging a particular currency exposure and (b) from banks for temporary or emergency purposes, such borrowings not to exceed 5% of the value of its total assets (excluding the amount borrowed)), and pledge its assets (except to secure such borrowings);

          3. invest in commodities, commodity contracts or land, although it may purchase and sell securities which are secured by real estate or commodities and securities of companies which invest or deal in real estate or commodities, and it may purchase and sell spot or forward currency contracts or currency futures contracts for hedging purposes or to minimize currency conversion costs in connection with specific securities transactions;

          4. make investments for the purpose of exercising control or management;

          5. engage in short sales or maintain a short position, although for tax purposes it may sell securities short against the box;

          6. purchase any security (other than marketable obligations of a national government or its agencies or instrumentalities) if as a result: (i) more than 35% of its assets would be invested in the securities of companies domiciled in any one country, or (ii) with respect to 75% of its total assets, more than 5% of its total assets would be invested in the securities of any single issuer, or (iii) 25% or more of its total assets would be invested in issuers whose primary business is in a single industry;

          7. act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under applicable securities laws;

          8. lend any funds or other assets, except that the Fund may, consistent with its investment objectives and policies: (i) invest in debt obligations including bonds, debentures, loan participations or other debt securities in which financial institutions generally invest, bankers' acceptances and commercial paper, even though the purchase of such obligations may be deemed to be the making of loans; (ii) enter into repurchase agreements; and (iii) lend its portfolio securities in accordance with applicable guidelines established by the Securities and Exchange Commission ("SEC"); and

          9. purchase any securities if as a result, with respect to 75% of its total assets, the Fund would own more than 10% of the outstanding voting securities of any one issuer.

     Moreover, as a fundamental policy, the Fund will maintain a portfolio of securities such that, as of each day on which the Fund's assets are valued for purposes of calculating its net asset value, at least 85% of the Fund's assets will either: (a) mature by the next Redemption Payment Date; or (b) be capable of being sold between the Redemption Request Deadline and the Redemption Payment Date (as such terms are defined in the Prospectus) at approximately the price used in computing the Fund's net asset value. The Redemption Policy, as described in the Prospectus, also constitutes a fundamental policy of the Fund.

     In  evaluating  the  liquidity  of its  portfolio,  the Fund makes  certain assumptions as to country, currency, and equity market strength, the availability of potential purchasers of particular securities the Fund may wish to sell, recent and longer term price performance of a security in a particular market, and other factors affecting supply and demand for a security that would influence the security's liquidity and price. In determining to seek SEC approval to operate as an open-end interval fund, the Fund further has considered the past behavior of its shareholders in terms of their sensitivity to changes in the net asset value of the Fund's shares and their desire to purchase additional shares or to sell their shares to third party purchasers during periods of price instability. Significant changes in any of these factors, both issuer-specific and those related more generally to the stability of a country's economy, currency or equity markets - some of which may further affect shareholder decisions whether to purchase or redeem shares of the Fund - could adversely affect the price at which the Fund was able to sell a particular security in its portfolio, with the result that the value received at the time of such sale would be less than the value of the security prior to the onset of the intervening events.

     In addition to the investment restrictions described above, the Fund is subject to certain diversification requirements based on its status as a "diversified" investment company under the 1940 Act, which also may not be changed without a majority vote of the Fund's outstanding shares. Under these requirements, at least 75% of the value of the Fund's total assets must consist of cash and cash items, U.S. Government securities, securities of other investment companies, and other securities limited in respect of any one issuer to an amount not greater in value than 5% of the value of the Fund's total assets. Thus, with respect to 75% of the Fund's total assets, the Fund may not invest more than 5% of its assets in marketable obligations of a foreign national government or its agencies or instrumentalities.

     These policies apply only at the time a transaction is entered into. Any subsequent change in the percentage of Fund assets invested in certain securities, or other instruments resulting from market fluctuations or other changes in the Fund's total assets, will not require the Fund to dispose of an investment until Capital International, Inc. (the "Manager") determines that it is practicable to sell or close out the investment without undue market or tax consequences to the Fund.

     With respect to investment restrictions 2., 3., and 5., the Fund interprets its fundamental policies on issuing senior securities, investing in commodities, and effecting short sales as not prohibiting it from entering into transactions in swap agreements, options and futures on securities or securities indexes, provided any such positions are covered by the maintenance of segregated assets consisting of liquid assets, or by maintenance of an appropriate offsetting position.

     With respect to item (iii) of investment restriction 6., it is the current position of the staff of the SEC that only obligations of the U.S. Government and its agencies and instrumentalities may be excluded for purposes of determining compliance with that restriction and the Fund will only exclude such U.S. Government securities for this purpose.

     For purposes of applying the terms of investment restrictions number 6. and 9., the Fund makes reasonable determinations as to the identity of individual issuers of securities in the Fund's portfolio, and as to whether the Fund has acquired an investment that would have the status of a "voting security" under U.S. law. Most issuers represented in the Fund's portfolio are organized under laws other than those of the United States, some of which may permit forms of organization and equity participation not common in the United States. Because of this, the Fund may be required to consider a number of factors in order to reach definitive conclusions as to who is the effective "issuer" of a security (and as to whether a security is a "voting security"). These factors may include the relative significance of legal rights and remedies that attached to an investment; whether the issuer operates alone or as part of a family of companies engaged in substantially the same or different lines of business; and, in the case of investments in pooled investment vehicles, whether a particular investment opportunity is offered by a single issuer or by multiple issuers, whether they operate under common control, and whether they have the same objectives and policies.

     Consistent with rules relating to the determination of beneficial ownership under the Securities Exchange Act of 1934, a conversion feature or right to acquire a security shall be considered to be ownership of the underlying security by the Fund for the purposes of investment restrictions 6. and 9. With respect to the limits described in investment restrictions 6. and 9. above, the Fund may make purchases of securities in excess of such limits pursuant to the exercise of warrants or rights that would maintain the Fund's pro rata interest in an issuer or a class of an issuer's securities and provided that the Manager has determined that such exercise is in the best interests of the Fund. The Fund will dispose of the securities so acquired within a reasonable time after acquisition (presumptively, within approximately 90 days), unless compliance with the limits otherwise has been restored.

     The Fund's limitation on borrowing does not prohibit "borrowing in connection with hedging a particular currency exposure." The only type of borrowing contemplated thereby is the use of a letter of credit issued on the Fund's behalf in lieu of depositing initial margin in connection with currency futures contracts. Borrowing by the Fund will be covered in accordance with the requirements of the 1940 Act.

     Notwithstanding any of the above investment restrictions, the Fund may establish wholly-owned subsidiaries or other similar vehicles for the purpose of conducting its investment operations in qualified markets, where such subsidiaries or vehicles are required by local laws or regulations governing foreign investors such as the Fund. The Fund would "look through" any such vehicle to determine compliance with its investment restrictions.

     Although the Fund's day-to-day compliance with its fundamental investment objectives and policies has been delegated to the Manager, the Board of Directors oversees the Fund's compliance with its fundamental policies and objectives.





                        CERTAIN NON-FUNDAMENTAL POLICIES

     Under normal market conditions, the Fund invests no less than 80% of its assets in developing country securities. The Fund invests principally in developing country securities that are listed on a bona fide securities exchange or are actively traded in an over-the-counter ("OTC") market and whose issuers are domiciled in countries that have securities markets approved for investment by the Fund's Board of Directors ("Qualified Markets"). These exchanges or OTC markets may be either within or outside the issuer's domicile country, and the securities may be listed or traded in the form of American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs"), International Depositary Receipts ("IDRs") or other types of depositary receipts. The Fund may invest in securities of issuers that are not domiciled or do not have their principal place of business in developing countries, provided that, at least 75% of their assets are in developing countries, or such issuers expect to derive at least 75% of their total revenue or profits from goods or services produced in or sales made in developing countries. The Fund may invest a portion of its assets (not to exceed 10%) in securities of issuers that are not domiciled and/or do not have their principal places of business in developing countries but that have or will have substantial assets in developing countries; and/or derive or expect to derive a substantial proportion of their total revenue or profit from either goods and services produced in, or sales made in, developing countries.

     The Fund's Board of Directors will, in its discretion and in consultation with the Manager, select Qualified Markets for primary investment by the Fund taking into account, among other factors, market liquidity, availability of information and official regulation, including fiscal and foreign exchange repatriation rules. As of the date of this Statement of Additional Information, the markets in the following countries had been approved by the Board of Directors as Qualified Markets: Argentina, Brazil, Chile, China, Colombia, Greece, Hong Kong, Hungary, India, Indonesia, Israel, Jordan, Malaysia, Mexico, Pakistan, Peru, the Philippines, Poland, Portugal, Russian Federation, South Africa, South Korea, Sri Lanka, Taiwan, Thailand, Turkey and Venezuela. The Board of Directors will revise its selection of Qualified Markets as additional markets are determined by the Board of Directors to be appropriate, or as existing markets may no longer be deemed qualified for investment by the Fund based on the foregoing factors.

     The Fund may invest, with prior approval of the Board of Directors, in developing country securities that are not readily marketable due to contractual or other restrictions on resale or because of the absence of a secondary market ("illiquid securities") and in securities of issuers that are not domiciled and/or do not have their principal place of business in developing countries that have qualified markets ("non-qualified market developing country securities"). The Fund's Board of Directors currently has authorized investments by the Fund of up to 10% of the Fund's assets in aggregate (taken at the time of purchase): (i) in developing country securities that are not readily marketable due to contractual or other restrictions on resale or because of the absence of a secondary market ("illiquid securities"), and (ii) in securities of issuers that are not domiciled and/or do not have their principal places of business in developing countries that have qualified markets ("non-qualified market developing country") (or investment companies that invest solely in issuers described in clause (ii)). The Fund's investments in securities of issuers described in clause (ii) shall also be limited to 1% of the Fund's assets (taken at the time of purchase) in any one issuer and 2% of the Fund's assets (taken at the time of purchase) in the aggregate in issuers located and having their principal places of business in any one country. Subject to these considerations and the fundamental restrictions to which the Fund is subject, the particular mix of securities held by the Fund at any time will be determined by the Manager under the supervision of, and within any guidelines established by, the Board of Directors.

     The Fund seeks a portfolio that is diversified both geographically and by industry sector. A variety of issuers are evaluated by the Fund's Manager, and such evaluations generally focus on past performance and comparisons of the issuer with other companies in its industry or country, detailed investigation into the current operations and future plans of the issuer, and other relevant factors.

     The Fund will not purchase any security (other than marketable obligations of a national government or its agencies or instrumentalities) if as a result, investments in a single issuer would exceed 10% of the Fund's total assets. A change in this limitation would require approval by the Fund's Board of Directors and an amendment to the Fund's prospectus.

     The Fund may invest a portion of its portfolio (not to exceed 15% of total assets) in long-and short-term debt instruments, where the investment is consistent with the Fund's objective of long-term capital growth. Such investments are considered by the Fund to be developing country securities, and could involve, for example, the purchase of bonds issued at a high rate of interest in circumstances where the government of a developing country employs programs to reduce inflation, resulting in a decline in interest rates and an increase in the market value of such bonds. Debt instruments include "loan participations", which involve the purchase of a "portion" of one or more loans advanced by a lender (such as a bank) to a corporate or sovereign borrower.

     The Fund also may invest in shares of other investment companies that invest in one or more Qualified Markets. If the Fund invests in such investment companies, the Fund's shareholders will bear not only their proportionate share of expenses of the Fund (including operating expenses and the fees of the Manager), but also will bear indirectly similar expenses of the underlying investment companies.

     The Fund may also invest in shares of investment companies for which the Manager or an affiliate of the Manager serves as Manager. The Fund has received an SEC exemptive order permitting the Fund to invest up to 2 1/2% of the Fund's total assets in New Europe East Investment Fund, a closed-end, Luxembourg investment fund organized by the Manager for the purpose of investing in securities of companies or commercial operations domiciled in the countries of East Central Europe and the former Soviet Republics. The Fund has also received an SEC exemptive order permitting the Fund to invest up to 1% of the Fund's total assets in New Asia East Investment Fund, a closed-end, Singapore investment fund organized by the Manager for the purpose of investing in the South East Asia and China regions. The Fund has also received an SEC exemptive order permitting the Fund to invest up to 1% of the Fund's total assets in Capital International Global Emerging Markets Private Equity Fund, L.P., a global private equity fund that has been organized by the Manager. With respect to any such investments in investment companies advised by the Manager or an affiliate thereof, the Manager will waive all fees attributable to the Fund's holdings in such investment companies. To effectuate this waiver, the Fund's holdings in any such investment company would be excluded from the net assets of the Fund in the calculation of the Manager's fee.

     The Fund may invest up to 35% of its net assets in the securities of issuers in a single country. As of June 30, 2004, the Fund had invested approximately 18.0% of its net assets in South Korea, 10.6% of its net assets in India, 10.0% of its net assets in Taiwan, 9.8% of its net assets in both Brazil and Mexico. Investors should be aware that, given the extent of the Fund's investment in South Korea, India, Taiwan, Brazil and Mexico adverse developments in these countries could substantially affect the Fund's investment results.







                      RISK FACTORS AND OTHER CONSIDERATIONS

     The Fund faces a number of investment risks greater than those normally associated with international investments in securities. These include:

Investment and Repatriation Restrictions

     A number of attractive emerging securities markets restrict, to varying degrees, foreign investment in stocks. Repatriation of investment income, capital and the proceeds of sales by foreign investors may require governmental registration and/or approval in some emerging market countries. While the Fund will only invest in markets where these restrictions are considered acceptable, new or additional repatriation restrictions might be imposed subsequent to the Fund's investment. If such restrictions were imposed subsequent to the Fund's investment in the securities of a particular country, the Fund's response might include, among other things, applying to the appropriate authorities for waiver of the restrictions or engaging in transactions in other markets designed to offset the risks of decline in that country. Such restrictions will be considered in relation to the Fund's liquidity needs and all other acceptable positive and negative factors. Further, some attractive equity securities may not be available to the Fund because foreign shareholders hold the maximum amount permissible under current laws.

Currency Fluctuations

     In accordance with its investment objective, the Fund's assets will be invested in securities of companies in developing countries and substantially all income will be received by the Fund in foreign countries. A number of the currencies of developing countries have experienced significant declines against the U.S. dollar in recent years and devaluation may occur subsequent to investments in these currencies by the Fund. The value of the assets of the Fund as measured in U.S. dollars would be adversely affected by devaluation in foreign currencies. Consistent with its investment objective, the Fund can engage in certain currency hedging transactions. These transactions involve certain special risks. See "Additional Investment Strategies-Currency Hedging Transactions."

Potential Market Volatility

     Many of the emerging securities markets are relatively small, have low trading volumes, suffer periods of illiquidity and are characterized by significant price volatility.

Government in the Private Sector

     Government involvement in the private sector varies in degree among the emerging securities markets in which the Fund may invest. Such involvement may, in some cases, include government ownership of companies in certain sectors, wage and price controls or imposition of trade barriers and other protectionist measures. With respect to any developing country, there is no guarantee that some future economic or political crisis will not lead to price controls, forced mergers of companies, expropriation, or creation of government monopolies, to the possible detriment of the Fund's investments.

Investor Information

     The Fund may encounter problems in assessing investment opportunities in certain emerging securities markets in light of limitations on available information and different accounting, auditing and financial reporting standards. In such circumstances, the Manager will seek alternative sources of information, and to the extent the Manager may not be satisfied with the sufficiency of the information obtained with respect to a particular market or security, the Fund will not invest in such market or security.

Taxation

     Taxation of dividends, interest and capital gains received by non-residents varies among developing countries and, in some cases, is comparatively high. In addition, developing countries typically have less well-defined tax laws and procedures and such laws may permit retroactive taxation so that the Fund could in the future become subject to local tax liability that it had not reasonably anticipated in conducting its investment activities or valuing its assets.

Litigation

     The Fund and its shareholders may encounter substantial difficulties in obtaining and enforcing judgments against non-U.S. resident individuals and companies.

Fraudulent Securities

     It is possible, particularly in emerging markets, that securities purchased by the Fund may subsequently be found to be fraudulent or counterfeit and as a consequence the Fund could suffer a loss.

Loans and Loan Participations

     The Fund may invest, subject to its overall limitation on debt securities, in loans and loan participations, typically made by a syndicate of banks to governmental or corporate borrowers for a variety of purposes. The underlying loans to emerging market governmental borrowers may be in default and may be subject to restructuring under the Brady Plan. The underlying loans may be secured or unsecured, and will vary in term and legal structure. When purchasing loan participations, the Fund may assume the credit risks associated with the original bank lender as well as the credit risks associated with the borrower. Investments in loans and loan participations present the possibility that in the United States, the Fund could be held liable as a co-lender under emerging legal theories of lender liability. In addition, if the loan is foreclosed, the Fund could be part owner of any collateral, and could bear the costs and liabilities of owning and disposing of the collateral. Loan participations are generally not rated by major rating agencies and may not be protected by securities laws. Also, loans and loan participations are often considered to be illiquid.

Settlement Risks

     Settlement systems in emerging markets are generally less well organized than in developed markets. Supervisory authorities may also be unable to apply standards that are comparable with those in developed markets. Thus there may be risks that settlement may be delayed and that cash or securities belonging to the Fund may be in jeopardy because of failures or defects in the systems. In particular, market practice may require that payment shall be made prior to receipt of the security which is being purchased or that delivery of a security must be made before payment is received. In such cases, default by a broker or bank (the "Counterparty") through whom the relevant transaction is effected might result in a loss being suffered by the Fund. The Fund will seek, where possible, to use Counterparties whose financial status is such that this risk is reduced. There can be no certainty, however, that the Fund will be successful in eliminating this risk, particularly as Counterparties operating in emerging markets frequently lack the substance or financial resources of those in developed countries. There may also be a danger that, because of uncertainties in the operation of settlement systems in individual markets, competing claims may arise in respect of securities held by or to be transferred to the Fund.

Russia

     Investments in Russia will be subject to the risks set forth above as well as certain heightened risks with regard to the ownership and custody of securities. Ownership of securities in Russia is evidenced by entries in the books of a company or its registrar. No certificates representing ownership of Russian companies will be held by the Fund's custodian or subcustodian or in an effective central depository system which would be the case in most emerging and developed markets. As a result of this system and the lack of effective state regulation and enforcement, the Fund could lose its registration and ownership of Russian securities through fraud, negligence or even oversight. The Fund will attempt to ensure that its interest in securities continues to be recorded by having its custodian obtain extracts of share registers through regular confirmations. However, such extracts are not legally enforceable and would not prevent loss or dilution of the Fund's ownership rights from fraudulent or negligent acts or oversights. In certain situations, management of a company may be able to exert considerable influence over who can purchase and sell the company's shares by illegally instructing the registrar to refuse to record transactions in the share register. The acquisition of depositary receipts and other securities convertible or exchangeable into Russian securities will not reduce this risk.

     The Fund seeks, as feasible, to reduce these risks by careful management of its assets. There can be no assurance that these efforts will be successful.

                        ADDITIONAL INVESTMENT STRATEGIES

Currency Hedging Transactions

     For the purpose of hedging currency exchange rate risk, the Fund may enter into forward currency exchange contracts, currency futures contracts (and related options) and purchase and sell options on currencies. A forward currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks).

     A currency futures contract is a standardized contract for the future delivery of a specified amount of a currency at a future date at a price set at the time of the contract. Currency futures contracts traded in the United States are traded on regulated exchanges. Parties to futures contracts must make initial "margin" deposits to secure performance of the contract, which generally range from 2% to 5% of the contract price. The parties also pay or receive daily "variation" margin payments as the value of the futures contract fluctuates thereafter. Options on currency futures contracts give the holder of the option, in return for a premium, the right to take either the long or short position in a currency futures contract at a specified price. Options on currencies are exchange-traded or over-the-counter instruments that give the holder of the option the right to purchase or sell a specified amount of currency at a specified price.

     At the maturity of a forward or futures contract, the Fund may either accept or make delivery of the currency specified in the contract or, prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original contract. Closing transactions with respect to futures contracts are effected on an exchange. The Fund will only enter into such a forward or futures contract if it is expected that the Fund will be able readily to close out such contract. There can, however, be no assurance that it will be able in any particular case to do so, in which case the Fund may suffer a loss. Options on currency futures contracts or currency options held by the Fund, to the extent not exercised, will expire and the Fund would experience a loss to the extent of any premium paid for the option. The Fund intends to engage in currency hedging transactions to a limited extent, and only in unusual circumstances and for temporary defensive purposes would it attempt to hedge all the risks involved in holding assets denominated in a particular currency.

     Under regulations of the Commodity Futures Trading Commission ("CFTC"), the futures trading activities described herein will not result in the Fund being deemed a "commodity pool," as defined under such regulations, provided that the Fund adheres to certain restrictions. In particular, the Fund may purchase and sell futures contracts and options thereon only for bona fide hedging purposes, as defined under CFTC regulations, or otherwise may not purchase or sell any such futures contracts or options, if, immediately thereafter, the sum of the amount of initial margin deposits on the Fund's existing futures positions and premiums paid for outstanding options would exceed 5% of the fair market value of its net assets. Margin deposits may consist of cash or securities acceptable to the broker and in accordance with the rules governing the relevant contract market.

     The Fund will not enter into forward or futures contracts or maintain an exposure to such contracts where the consummation of such contracts would obligate the Fund to deliver an amount of currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency. Where the Fund is obligated to make deliveries under futures or forward contracts, to avoid leverage it will "cover" its obligation with liquid assets in an amount sufficient to meet its obligations.

     Such transactions may also affect the character and timing of income, gain, or loss recognized by the Fund for U.S. federal income tax purposes.

Options on Securities and Securities Indexes

     The Fund may purchase and sell call and put options on individual securities or indexes of securities. Put options may be used to protect holdings in an underlying or related security against a substantial decline in market value. Call options may be used to protect against substantial increases in prices of securities the Fund intends to purchase, pending its ability to invest in such securities in an orderly manner. The Fund may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option which is sold. The Fund may write a call or put option only if the option is "covered" by the Fund holding a position in the underlying securities or by other means which would permit satisfaction of the Fund's obligations as writer of the option. Prior to exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series.

Other Financial Futures and Related Options

     In addition to currency futures and related options, the Fund may enter into other financial futures contracts and purchase and sell related options thereon. Such investments may be standardized and traded on a U.S. or foreign exchange or board of trade, or similar entity, or quoted on an automated quotation system. Under applicable CFTC rules, the Fund may enter into certain financial futures contracts traded on non-U.S. exchanges, including related options, only if the contracts have been approved by the CFTC for offer and sale to U.S. persons. The Fund intends to make relevant futures and related options part of its investment strategy as such investments are approved for use by U.S. persons. The Fund may enter into futures and options thereon that relate to securities indices or other baskets of securities.

     The Fund will maintain a segregated account consisting of liquid assets (or, as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under futures contracts and related options. Under applicable CFTC regulations, the Fund generally may use futures and related options only for bona fide hedging purposes (as defined in applicable regulations) or, subject to certain limits, other investment and speculative purposes (as discussed above under "Currency Hedging Transactions").

Swap Agreements

     The Fund may enter into interest rate, equity and currency exchange rate swap agreements. These transactions would be entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost to the Fund than if the Fund had invested directly in the asset that yielded the desired return, or when regulatory or other restrictions limit or prohibit the Fund from investing in the asset directly. Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged, or "swapped" between the parties are generally calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index.

     The Fund intends to enter into swap agreements that would calculate the obligations of the parties to the agreement on a "net basis." Consequently, the Fund's current obligations (or rights) under a swap agreement would be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). In the case of interest rate or currency exchange rate swap agreements, the Fund's current obligations will typically be accrued daily (offset against amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of liquid assets to avoid any potential leveraging of the Fund's portfolio. Any swap agreement so covered will not be construed to be a "senior security" for purposes of the Fund's investment restriction concerning senior securities.

     In a typical equity swap transaction involving a security (or index of securities), the Fund would agree to pay to a counterparty the negative return, if any, on the security (or index of securities), plus an interest factor, in exchange for an amount equal to any positive return on the same security or index, with both negative and positive returns calculated with respect to an agreed reference price. The Fund intends to segregate liquid assets equal to the maximum potential exposure under an equity swap agreement, plus any net amount owed with respect to the agreement. As such, the Fund does not believe that any of its commitments under equity swap agreements would constitute senior securities for purposes of the Fund's investment restrictions concerning senior securities.

Equity Linked Notes

     The Fund may, subject to compliance with applicable regulatory guidelines, purchase equity linked notes.

     An equity linked note is a note whose performance is tied to a single stock, a stock index or a basket of stocks. Upon the maturity of the note, generally the holder receives a return of principal based on the capital appreciation of the linked securities. Depending on the terms of the issuance, equity linked notes may also have a "cap" or "floor" on the maximum principal amount to be repaid to holders. For example, a note may guarantee the repayment of the original principal amount, but may cap the maximum payment at maturity at a certain percentage of the issuance price. Alternatively, the note may not guarantee a full return on the original principal, but may offer a greater participation in any capital appreciation of the underlying linked securities. The terms of an equity linked note may also provide for periodic interest payments to holders at either a fixed or floating rate. Equity linked notes will be considered equity securities for purposes of the Fund's investment objective and policies.

     The ability of the Fund to invest in equity linked notes may be limited by certain provisions of the U.S. federal commodities laws. Because the return on equity linked notes is linked to the value of the underlying securities, the notes may be viewed as having some of the characteristics of futures contracts with respect to securities, the trading of which by U.S. persons other than on designated commodity exchanges is prohibited absent an applicable exclusion or exemption. The CFTC has adopted a statutory interpretation exempting certain so-called "hybrid instruments" from this prohibition subject to certain conditions.

Securities Lending

     For the purpose of achieving income, the Fund may lend its portfolio securities to brokers, dealers, and other financial institutions. When making such a loan, the Fund will be entitled to any gain or loss on the security during the loan period, and the Fund will earn interest on the amount deposited as collateral for the loan. If the borrower fails to return the loaned securities, the Fund could use the collateral to replace the securities while holding the borrower liable for any excess replacement cost. As with any extension of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower fail financially.

     The Fund may make loans of its portfolio securities provided that: (i) the loan is secured continuously by collateral consisting of U.S. Government Securities, cash or cash equivalents (negotiable certificates of deposits, bankers' acceptances or letters of credit) maintained on a daily mark-to-market basis in an amount at least equal to 102% and 105% of the market value of the loaned U.S. and non-U.S. securities, respectively; (ii) the Fund may at any time call the loan and obtain the return of the securities loaned; (iii) the Fund will receive any interest or dividends paid on the loaned securities; and (iv) the aggregate market value of securities loaned will not at any time exceed 331/3% of the total assets of the Fund (including the collateral received from such loans).

     When voting or consent rights which accompany loaned securities pass to the borrower, the Fund may call the loaned securities to permit the Fund to vote the securities if the matters involved would have a material effect on the Fund's investment in the securities. The Fund may pay lending fees to a party arranging a loan.


                     RISK FACTORS ASSOCIATED WITH ADDITIONAL
                              INVESTMENT STRATEGIES

Currency Hedging Transactions

     The Fund intends to engage in currency hedging transactions to a limited extent, and only in unusual circumstances and for temporary defensive purposes would it attempt to hedge all the risks involved in holding assets denominated in a particular currency. To date, however, the Fund has engaged in a limited number of currency hedging transactions. It is the Manager's view that the cost of engaging in hedging transactions frequently equals or exceeds the expected benefits from the potential reduction in exchange rate risk. Moreover, even if it was to attempt to do so, the Fund could not, through hedging transactions, eliminate all the risks of holding assets denominated in a particular currency, as there may be an imperfect correlation between price movements in the futures or forward contracts and those of the underlying currency in which the Fund's assets are denominated. Also, where the Fund enters into a hedging transaction in anticipation of a currency movement in a particular direction but the currency moves in the opposite direction, the transaction would result in a less favorable overall investment result than if the Fund had not engaged in any such transaction. In addition, it may not be possible for the Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates.

Options on Securities and Securities Indexes

     The purchase and writing of options involves certain risks. During the option period, the covered call writer has, in return for the premium paid, given up the opportunity to profit from a price increase in the underlying securities above the exercise price, but, as long as its obligations as a writer continues, has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying securities at the exercise price. If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price or, in the case of a call, remains less than or equal to the exercise price, the Fund will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security. There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on an option, the Fund may be unable to close out a position.

     Options on non-U.S. securities indexes generally may not be offered or sold to U.S. persons unless the options have been approved by the CFTC. The Fund intends to include non-U.S. index options as a part of its investment strategy as such investments become available for its use.

Other Financial Futures and Related Options

     Several risks are associated with the use of futures and futures options. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the portfolio securities being hedged. An incorrect correlation would result in a loss on both the hedged securities in the Fund and the hedging vehicle so that portfolio return might have been greater had hedging not been attempted. There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a futures contract or a futures option position. Most futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single day; once the daily limit has been reached on a particular contract, no trades may be made that day at a price beyond that limit. In addition, certain of these instruments are relatively new and without a significant trading history. As a result, there is no assurance that an active secondary market will develop or continue to exist. Lack of a liquid market for any reason may prevent the Fund from liquidating an unfavorable position and the Fund would remain obligated to meet margin requirements until the position is closed.

Swap Agreements

     Whether the Fund's use of swap agreements will be successful in furthering its investment objective will depend on the Manager's ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Because they are two-party contracts and because they may have lengthy terms, swap agreements may be considered to be illiquid investments. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement Counterparty. The Fund will enter into swap agreements only with Counterparties that meet certain standards for creditworthiness adopted by the Manager. Certain restrictions imposed on the Fund by the Internal Revenue Code may limit the Fund's ability to use swap agreements. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Equity Linked Notes

     The price of an equity linked note is derived from the value of the underlying linked securities. The level and type of risk involved in the purchase of an equity linked note by the Fund is similar to the risk involved in the purchase of the underlying security or other emerging market securities. Such notes therefore may be considered to have speculative elements. However, equity linked notes are also dependent on the individual credit of the issuer of the note, which will generally be a trust or other special purpose vehicle or finance subsidiary established by a major financial institution for the limited purpose of issuing the note. Like other structured products, equity linked notes are frequently secured by collateral consisting of a combination of debt or related equity securities to which payments under the notes are linked. If so secured, the Fund would look to this underlying collateral for satisfaction of claims in the event that the issuer of an equity linked note defaulted under the terms of the note.

     Equity linked notes are often privately placed and may not be rated, in which case the Fund will be more dependent on the ability of the Manager to evaluate the creditworthiness of the issuer, the underlying security, any collateral features of the note, and the potential for loss due to market and other factors. Ratings of issuers of equity linked notes refer only to the creditworthiness of the issuer and strength of related collateral arrangements or other credit supports, and do not take into account, or attempt to rate, any potential risks of the underlying equity securities. The Fund has no restrictions on investing in equity linked notes whose issuers are rated below investment grade (e.g., rated below Baa by Moody's Investors Service, Inc. or BBB by Standard & Poor's Corporation), or, if unrated, or equivalent quality. Because rating agencies have not currently rated any issuer higher than the rating of the country in which it is domiciled, and no Latin American country other than Colombia is rated investment grade, equity linked notes related to securities of issuers in such emerging market countries will be considered to be below investment grade. Depending on the law of the jurisdiction in which an issuer is organized and the note is issued, in the event of default, the Fund may incur additional expenses in seeking recovery under an equity linked note, and may have less legal recourse in attempting to do so.

     As with any investment, the Fund can lose the entire amount it has invested in an equity linked note. The secondary market for equity linked notes may be limited. The lack of a liquid secondary market may have an adverse effect on the ability of the Fund to accurately value the equity linked notes in its portfolio, and may make disposal of such securities more difficult for the Fund.

                               PORTFOLIO TURNOVER

     The Fund's portfolio turnover rates for the fiscal years ended June 30, 2004, 2003 and 2002 were 35.36%, 33.70% and 26.22%, respectively. The portfolio turnover rate is expected to be less than 100% each fiscal year.

     Brokerage commissions paid on the Fund's portfolio transactions for the fiscal years ended June 30, 2004, 2003, and 2002 amounted to $44,892,194, $29,420,718, and $24,447,970, respectively. The volume of trading activity increased during the 2004 fiscal year, resulting in an increase in brokerage commissions paid on portfolio transactions.

                                   MANAGEMENT

The Board of Directors

     The Board of Directors, which is elected by the shareholders, sets the overall investment policies and generally oversees the investment activities and management of the Fund. The Manager has the responsibility of implementing the policies set by the Board and is responsible for the Fund's day-to-day operations and investment activities. It is expected that both the Board of Directors and the Manager will cooperate in the effort to achieve the investment objective, policies and purposes of the Fund. The Manager and the shareholders recognize that the main purpose of the Fund is to invest in those companies domiciled in developing countries or in those companies that derive a substantial portion of their revenue or profit from goods and services produced in or sales made in developing countries, which will result in a favorable financial record for the Fund and which, at the same time, will assist in expanding the respective securities markets and increasing their liquidity.

     The Bylaws of the Fund, as amended, (the "Bylaws") provide that shareholders are required to elect members of the Board of Directors only to the extent required by the 1940 Act. The fund does not hold annual meetings of shareholders. However, significant matters which require shareholder approval, such as certain elections of board members or a change in a fundamental investment policy, will be presented to shareholders at a meeting called for such purpose. Shareholders have one vote per share owned. At the request of the holders of at least 10% of the shares, the fund will hold a meeting at which any member of the board could be removed by a majority vote.

Committees of the Board of Directors

     The Fund has an Audit Committee comprised of Khalil Foulathi, David F. Holstein, Raymond Kanner, William Robinson, Gerrit Russelman and Aje K. Saigal, none of whom is considered an "interested person" of the Fund within the meaning of the 1940 Act. The Committee oversees the Fund's accounting and financial reporting policies and practices, its internal controls and the internal controls of the fund's principal service providers. The Committee acts as a liaison between the Fund's independent auditors and the full Board of Directors. There were five Audit Committee meetings held during the 2004 fiscal year.

     The Fund has a Committee on Directors comprised of Collette D. Chilton, Beverly L. Hamilton and Helmut Mader, none of whom is considered an "interested person" of the Fund within the meaning of the 1940 Act. The Committee periodically reviews such issues as the Board's composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full Board of Directors. The Committee reviews annually the independence of legal counsel and makes its recommendation to the full Board of Directors. The Committee also evaluates, selects and nominates candidates for independent directors to the full Board of Directors. While the Committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the Board of Directors. Such suggestions must be sent in writing to the Committee of the Fund, c/o the Fund's Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the Committee. There were four meetings of the Committee on Directors during the 2004 fiscal year.

     The Fund has a Contracts Committee comprised of Collette D. Chilton, Khalil Foulathi, Beverly L. Hamilton, David F. Holstein, Raymond Kanner, Helmut Mader, William Robinson, Gerrit Russelman and Aje K. Saigal, none of whom is considered an "interested person" of the Fund within the meaning of the 1940 Act. The Committee's function is to request, review and consider the information deemed necessary to evaluate the terms of certain agreements between the Fund and its Manager or the Manager's affiliates, such as the investment advisory and service agreement, and shareholder services agreement that the Fund may enter into, renew or continue, and to make its recommendations to the full Board of Directors on these matters. There was one Contracts Committee meeting during the 2004 fiscal year.

     While the Fund is a Maryland corporation, certain of its Directors and officers are not U.S. residents and substantially all of the assets of such persons are generally located outside the United States. As a result, it will be difficult for United States investors to effect service of process upon such Directors or officers within the United States, or to enforce judgments of courts of the U.S. predicated upon civil liabilities of such Directors or officers under the federal securities laws of the United States. In management's view, it is unlikely that foreign courts would enforce judgments of U.S. courts predicated upon the civil liability provisions of the federal securities laws, or, that such courts would enforce such civil liabilities against foreign Directors or officers in original actions. The following directors of the Fund are non-U.S. residents: Khalil Foulathi, Helmut Mader, William Robinson, Gerrit Russelman and Aje K. Saigal. The following officer of the Fund is a non-U.S. resident: Hartmut Giesecke.

     The name and principal occupation during the past five years and other information with respect to each of the Directors and Officers of the Fund are as follows:


                                              MANAGEMENT OF THE FUND

Name and Age                      Position         Year First           Principal Occupation(s) During
                                  with the           Elected                   Past 5 Years
                                    Fund           a Director
                                                  of the Fund(1)


"Non-interested" Directors


  Collette D. Chilton             Director            1999           President and Chief Investment
  Age:  46                                                             Officer, Lucent Asset Management Corp.


  Khalil Foulathi                 Director            1996           Executive Director, Abu Dhabi
  Age:  53                                                             Investment Authority


  Beverly L. Hamilton             Director            1991           Retired President, ARCO Investment
  Age: 57                                                              Management Company


  David F. Holstein               Director            2001           Managing Director, Global Equities,
  Age:  49                                                             General Motors Investment Management
                                                                       Corporation


  Raymond Kanner                  Director            1997           Director, Global Equity Investments,
  Age: 51                                                              IBM Retirement Funds


  Helmut Mader                    Director            1986           Former Director, Deutsche Bank AG
  Age:  62



  William Robinson                Director            1986           Director, Deutsche Asset Management
  Age:  66                                                             (Australia) Limited


  Gerrit Russelman                Director            2001           Adviser to the Managing Director,
  Age:  59                                                             Investments,  Pensioenfonds PGGM



  Aje K. Saigal                   Director              2000         Director, Investment Policy and
  Age:  48                                                             Strategy, Government of Singapore
                                                                       Investment Corporation Pte Ltd.


                                               Number of Boards         Other Directorships(3) Held
                                                Within the Fund                 by Director
                                             Complex(2) on Which
                                                Director Serves





  Collette D. Chilton                                 1                    None
  Age:  46


  Khalil Foulathi                                     1                    Thuraya Telecommunications
  Age:  53                                                                 Company


  Beverly L. Hamilton                                 1                    Oppenheimer Funds
  Age: 57


  David F. Holstein                                   1                    None
  Age:  49



  Raymond Kanner                                      1                    None
  Age: 51


  Helmut Mader                                        1                    None
  Age:  62



  William Robinson                                    1                    Southern Mining Corporation
  Age:  66


  Gerrit Russelman                                    1                    Industri Kapital Ltd.
  Age:  59


  Aje K. Saigal                                       1                    None
  Age:  48







BOARD OF DIRECTORS AND OFFICERS


          Name and Age              Position          Year First           Principal Occupation(s) During
                                    with the           Elected                    Past 5 Years and
                                      Fund            a Director                   Positions Held
                                                    and/or Officer            with Affiliated Entities
                                                     of the Fund(1)        or the Principal Underwriter
                                                                                     of the Fund


"Interested" Directors(4)


  David I. Fisher                 Vice Chairman          1986           Chairman of the Board, Capital Group
  Age:  65                        of the Board                          International, Inc.*


  Victor D. Kohn                  Executive              1996           President and Director, Capital
  Age:  47                        Vice President                        International, Inc.


  Robert Ronus                    Chairman of            2003           Vice Chairman of the Board, Capital
  Age:  61                        the Board                             Guardian Trust Company* and
                                                                        Non-Executive Chair, The Capital Group
                                                                        Companies, Inc.**


  Shaw B. Wagener                 President and          1997           Chairman of the Board, Capital
  Age:  45                        Chief                                 International, Inc.
                                  Executive
                                  Officer



Chairman Emeritus(5)


Walter P. Stern                    Chairman              1991           Vice Chairman, Capital International,
  Age:  76                         Emeritus                             Inc., Senior Vice President, Capital
                                                                        International, S.A.* and Vice
                                                                        Chairman, Capital Group International,
                                                                        Inc.*



                                                   Number of Boards         Other Directorships(3) Held
                                                   Within the Fund            by Director or Officer
                                                 Complex(2) on Which
                                                       Director
                                                  or Officer Serves



"Interested" Directors(4)


  David I. Fisher                                         1               None
  Age:  65


Victor D. Kohn                                            1               None
  Age:  47


  Robert Ronus                                            1               None
  Age:  61



  Shaw B. Wagener                                         1               None
  Age:  45





Chairman Emeritus(5)


Walter P. Stern                                           1               None
  Age:  76



Name and Age                 Position               Year First Elected             Principal Occupation(s) During
                             with the                   an Officer                Past 5 Years and Positions Held
                               Fund                   of the Fund(1)                  with Affiliated Entities
                                                                                    or the Principal Underwriter
                                                                                             of the Fund


Other Officers


  Hartmut Giesecke      Senior Vice President              1993         Chairman of the Board, Capital International K.K.*, Senior
  Age:  67                                                                  Vice President and Director, Capital International, Inc.


  Nancy J. Kyle         Senior Vice President              1996         Vice Chairman of the Board, Capital Guardian Trust Company*
  Age:  54



  Michael A. Felix      Vice President and Treasurer       1993         Senior Vice President and Director, Capital International,
  Age:  43                                                                 Inc.

  Peter C. Kelly        Vice President                     1996         Senior Vice President, Senior Counsel and Director, Capital
  Age:  45                                                                  International, Inc.


  Robert H. Neithart    Vice President                     2000         Executive Vice President and Research Director of Emerging
  Age:  39                                                                  Markets, and Director, Capital International Research,
                                                                            Inc.*


  Abbe G. Shapiro       Vice President                     1997         Vice President, Capital International, Inc.
  Age:  44


  Lisa B. Thompson      Vice President                     2000         Executive Vice President and Director, Capital International
  Age:  38                                                                  Research, Inc.*


  Vincent P. Corti      Secretary                          1986         Vice President -  Fund Business Management Group, Capital
  Age:  48                                                                  Research and Management Company*


  Valerie Y. Lewis      Assistant Secretary                1999         Fund Boards Specialist, Capital Research and Management
  Age:  48                                                                  Company*


  Jeanne M. Nakagama    Assistant Treasurer                2000         Vice President, Capital International, Inc.
  Age:  46



Name and Age                 Position              Year First Elected           Principal Occupation(s) During
                             with the                 an Officer               Past 5 Years and Positions Held
                              Fund                   of the Fund(1)                 with Affiliated Entities
                                                                                  or the Principal Underwriter
                                                                                          of the Fund


  Lee K. Yamauchi       Assistant Treasurer                2000          Vice President, Capital International, Inc.
  Age:  42



     *   Company affiliated with Capital International, Inc.
     **  Capital International, Inc.'s parent company.

(1) Directors and officers of the Fund serve until their resignation, removal or retirement.
(2) Capital International, Inc. manages Emerging Markets Growth Fund, Inc. and does not act as investment manager for other registered investment companies.
(3) This includes all directorships (other than Emerging Markets Growth Fund, Inc.) that are held by each director as a director of a public company or a registered investment company.
(4) "Interested persons" within the meaning of the 1940 Act on the basis of their affiliation with the Fund's Manager, Capital International, Inc., or its affiliated entities.
(5)  Mr. Stern is a non-voting member of the Board.

The address for all Directors and Officers of the fund is 11100 Santa Monica Boulevard, Los Angeles, California 90025-3302, attention: Fund Secretary.




             FUND SHARES OWNED BY DIRECTORS AS OF DECEMBER 31, 2003


Name                                                             Aggregate Dollar Range(1) of Fund Shares Owned

"Non-Interested Directors"




           Collette D. Chilton                                                       None


           Khalil Foulathi                                                           None


           Beverly L. Hamilton                                                  Over $100,000


           David F. Holstein                                                         None


           Raymond Kanner                                                     $10,000 - $50,000


           Helmut Mader                                                              None


           William Robinson                                                          None


           Gerrit Russelman                                                          None


           Aje K. Saigal                                                             None



"Interested Directors"(2)


           David I. Fisher                                                      Over $100,000


           Victor D. Kohn                                                       Over $100,000


           Robert Ronus                                                         Over $100,000


           Shaw B. Wagener                                                      Over $100,000


(1) Ownership disclosure is made using the following ranges; None; $1 - $10,000;
    $10,001 - $50,000; $50,001 - $100,000 and Over $100,000.

(2) "Interested persons" within the meaning of the 1940 Act on the basis of their affiliation with the Fund's Manager, Capital International, Inc. or its affiliated entities.


      DIRECTOR COMPENSATION PAID DURING THE FISCAL YEAR ENDED JUNE 30, 2004

     Effective July 1, 1998, the Fund began to pay fees of $10,000 per annum to Directors who are not affiliated with the Manager, plus $3,000 for each Board of Directors meeting attended. Beginning July 1, 2004, the Board of Directors approved an increase in fees to $25,000 per annum plus an additional retainer fee of $5,000 per annum for each independent director who serves as Audit Committee chair and $3,000 per annum for each independent director who serves as chair of the Committee on Directors (formerly the Nominating Committee) or chair of the Contracts Committee. The Board also approved payment of $1,000 for each committee meeting attended by committee members. The $3,000 board meeting fee remained unchanged. Certain Directors are prohibited from receiving fees based on their employers' policies. Certain Directors have elected, on a voluntary basis, to defer all or a portion of their fees through the Fund's deferred compensation plan. The Fund also pays the expenses of attendance at Board and Committee meetings for the Directors who are not affiliated with the Manager.
Six Directors own Fund shares, four of whom are affiliated with the Manager. Each of a majority of the non-affiliated Directors has a business affiliation with an institutional shareholder in the Fund. For the Fund's Directors, the minimum initial purchase and subsequent investment requirements have been waived. Directors and certain of their family members are permitted to purchase shares of mutual funds advised by an affiliate of the Manager without paying a sales charge.

     For the fiscal year ended June 30, 2004, the Fund paid the following compensation to Directors of the Fund:


                                                 COMPENSATION TABLE

     Name and Position            Aggregate        Pension or Retirement   Estimated Annual       Total Compensation
                              Compensation from     Benefits Accrued As    Benefits upon          From Fund and Fund
                                    Fund           Part of Fund Expenses   Retirement              Complex Paid to
                                                                                                      Directors


      Khalil Foulathi              $30,500                  --                      --                 $30,500



     Beverly Hamilton(1)           $31,500                  --                      --                 $31,500



    David F. Holstein(2)           $32,000                  --                      --                 $32,000



       Helmut Mader(1)             $31,500                  --                      --                 $31,500



     William Robinson(1)          $32,000                  --                      --                 $32,000



     Gerrit Russelman(2)           $32,000                  --                      --                 $32,000



       Aje K. Saigal               $31,000                  --                      --                 $31,000



(1) All compensation was voluntarily deferred.
(2) Compensation was paid to the Director's employer.


     The Fund has adopted a deferred compensation plan (the "Plan") that permits any director of the Fund who so elects to have all or any portion of payment of the director's compensation from the Fund (including the annual retainer, board and committee meeting fees) deferred to a future date or to the occurrence of certain events, such as upon the resignation or retirement of the director. Payments of deferred compensation made pursuant to the Plan may be paid in a lump sum or in annual or quarterly installments over a period of years (not to exceed 20), as specified by the director. Compensation deferred under the Plan is credited to an account established in the name of each director on the books of the Fund, to which deferred compensation is credited. Any such deferred compensation so credited will be deemed to be invested for purposes of future earnings in one or more investment options, but the deferred compensation amount payable to the director, as adjusted for any such earnings, remains an obligation of the Fund.

                             PRINCIPAL SHAREHOLDERS


     No shareholders beneficially owned 5% or more of the outstanding shares of the Fund as of September 30, 2004.

     The Directors and officers of the Fund own, in the aggregate, less than 1% of the outstanding shares of the Fund.





                     INVESTMENT ADVISORY AND OTHER SERVICES

  The Manager

     The Fund's Manager is Capital International, Inc., 11100 Santa Monica Boulevard, 15th Floor, Los Angeles, California 90025-3302. The Fund's Manager was organized under the laws of California in 1987 and is registered with the SEC under the Investment Advisers Act of 1940. The Capital Group Companies, Inc., 333 South Hope Street, 55th Floor, Los Angeles, California 90071-1447, owns (indirectly through another wholly-owned subsidiary) all of the Manager's outstanding shares of common stock.

     The Manager has full access to the research of other companies affiliated with The Capital Group Companies, Inc. The investment management and research staffs of the companies affiliated with The Capital Group Companies, Inc. operate from offices in Los Angeles, Reno, San Francisco, Chicago, Atlanta, Washington, New York, Geneva, London, Hong Kong, Montreal, Toronto, Singapore and Tokyo. The affiliates of The Capital Group Companies, Inc. gather extensive information on emerging securities markets and potential investments through a number of sources, including investigations of the operations of particular issuers. These generally include personal discussions with the issuer's management and on-site examination of its manufacturing and production facilities.

  Investment Advisory and Service Agreement

     Under the Investment Advisory and Service Agreement between the Fund and the Manager (the "Agreement"), the Manager makes investment decisions and supervises the acquisition and disposition of securities by the Fund, all in accordance with the Fund's investment objective and policies and under the general supervision of the Fund's Board of Directors. In addition, the Manager provides information to the Fund's Board of Directors to assist the Board in identifying and selecting qualified markets. The Manager also provides and pays the compensation and travel expenses of the Fund's officers and Directors of the Fund who are affiliated with the Manager; maintains or causes to be maintained for the Fund all required books and records, and furnishes or causes to be furnished all required reports or other information (to the extent such books, records, reports and other information are not maintained or furnished by the Fund's custodian or other agents); determines the net asset value of the Fund's shares as required; and supplies the Fund with office space. The Fund pays all of its expenses of operation including, without limitation, custodian, stock transfer and dividend disbursing fees and expenses (including fees or taxes relating to stock exchange listing); costs of preparing, printing and mailing reports, prospectuses, proxy statements and notices to its shareholders; taxes; expenses of the issuance, sale or repurchase of shares (including registration and qualification expenses); legal and auditing fees and expenses and fees of legal representatives; compensation fees and expenses (including travel expenses) of Directors of the Fund who are not affiliated with the Manager; and costs of insurance, including any directors and officers liability insurance and fidelity bonding.

     For its services, the Manager receives from the Fund a fee, payable monthly in U.S. dollars, at the annual rate of 0.90% of the first $400 million of aggregate net assets of the Fund. The annual rate is reduced to 0.80% of the aggregate net assets from $400 million to $1 billion; to 0.70% of the aggregate net assets from $1 billion to $2 billion; to 0.65% of the aggregate net assets from $2 billion to $4 billion; to 0.625% of the aggregate net assets from $4 billion to $6 billion; to 0.60%of the aggregate net assets from $6 billion to $8 billion; to 0.58% of the aggregate net assets from $8 billion to $11 billion; to 0.56% of the aggregate net assets from $11 billion to $15 billion; to 0.54% of the aggregate net assets from $15 billion to $20 billion; and to 0.52% of such aggregate net assets in excess of $20 billion as determined on the last business day of every week and month. In addition, other Fund expenses are borne by the Fund. During the fiscal years ended June 30, 2004, 2003, and 2002 the management fees amounted to $112,640,965, $89,717,684, and $100,796,915, respectively.
Under the Agreement, the Manager and its affiliates are permitted to provide investment advisory services to other clients, including clients which may invest in developing country securities.

     The Investment Advisory and Service Agreement (the "Agreement") between the Fund and the Manager will continue in effect until June 19, 2005, unless sooner terminated, and may be renewed from year to year thereafter, provided that any such renewal has been specifically approved at least annually by (i) the Board of Directors, or by the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Fund, and (ii) the vote of a majority of Directors who are not parties to the Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Agreement provides that the Manager has no liability to the Fund for its acts or omissions in the performance of its obligations to the Fund not involving willful misconduct, bad faith, gross negligence or reckless disregard of its obligations under the Agreement. The Agreement also provides that either party has the right to terminate it, without penalty, upon 60 days written notice to the other party, and that the Agreement automatically terminates in the event of its assignment (as defined in the 1940
Act).

     In determining whether to renew the Agreement each year, the Contracts Committee of the Board of Directors evaluates information provided by the Manager in accordance with Section 15(c) of the 1940 Act, and presents its recommendations to the full Board of Directors. At its most recent meeting, the Committee considered a number of factors in recommending renewal of the existing Agreement, including the quality of services provided to the Fund, fees and expenses borne by the Fund, and financial results of the Manager.

     In reviewing the quality of services provided to the Fund, the Committee reviewed the information concerning the capabilities of the Manager's emerging markets investment professional staff, comparative results data, and Fund expenses, both on an absolute and relative perspective.

     The Committee also evaluated the Manager's report on its compliance program and internal controls, and discussed corporate governance issues in emerging markets.

     Based on their review, the Committee and the Board concluded that the advisory fees and other expenses of the Fund are reasonable in relation to the value of the services provided to the Fund.

Personal Investing Policy

     The Fund, the Manager and its affiliated companies, have adopted codes of ethics which allow for personal investments. This policy includes: a ban on acquisitions of securities pursuant to an initial public offering; restrictions on acquisitions of private placement securities; pre-clearance and reporting requirements; review of duplicate confirmation statements; annual recertification of compliance with codes of ethics; blackout periods on personal investing for certain investment personnel; ban on short-term trading profits for investment personnel; limitations on service as a director of publicly traded companies; and disclosure of personal securities transactions.

                      PROXY VOTING POLICIES AND PROCEDURES

     The Manager votes the proxies of securities held by the Fund according to the Manager's proxy voting policy and procedures (as stated below), which have been adopted by the Fund's Board of Directors. In addition, information relating to how the Fund voted proxies during the most recent twelve-month period ending June 30 is available (i) without charge, upon request, by calling (800) 421-0180, ext. 96245; or (ii) on the U.S. Securities and Exchange Commission's website at www.sec.gov.

Policy

     The Manager, a U.S. based investment adviser, provides investment management services to clients including institutional retirement plans and U.S and non-U.S. investment funds. The Manager considers proxy voting an important part of those management services, and as such, the Manager seeks to vote all proxies of securities held in client accounts for which it has proxy voting authority in the best interest of those clients. The procedures that govern this activity are reasonably designed to ensure that proxies are voted in the best interest of the Manager's clients.

Fiduciary Responsibility and Long-term Shareholder Value

     The Manager's fiduciary obligation to manage its accounts in the best interest of its clients extends to proxy voting. When voting proxies, the Manager considers those factors which would affect the value of its clients' investment and acts solely in the interest of, and for the exclusive purpose of providing benefits to, its clients. As required by ERISA, the Manager votes proxies solely in the interest of the participants and beneficiaries of retirement plans and does not subordinate the interest of participants and beneficiaries in their retirement income to unrelated objectives.

     The Manager believes the best interests of clients are served by voting proxies in a way that maximizes long-term shareholder value. Therefore, the investment professionals responsible for voting proxies have the discretion to make the best decision given the individual facts and circumstances of each issue. Proxy issues are evaluated on their merits and considered in the context of the analyst's knowledge of a company, its current management, management's past record, and the Manager's general position on the issue. In addition, many proxy issues are reviewed and voted on by a proxy voting committee comprised primarily of investment professionals, bringing a wide range of experience and views to bear on each decision.

     As the management of a portfolio company is responsible for its day-to-day operations, the Manager believes that subject to the oversight of the company's board of directors, management is often in the best position to make decisions that serve the interests of shareholders. However, the Manager votes against management on proposals where it perceives a conflict may exist between management and client interests, such as those that may insulate management or diminish shareholder rights. The Manager also votes against management in other cases where the facts and circumstances indicate that the proposal is not in its clients' best interests.

Special Review

     From time to time the Manager may vote a) on proxies of portfolio companies that are also clients of the Manager or its affiliates, b) on shareholder proposals submitted by clients, or c) on proxies for which clients have publicly supported or actively solicited the Manager or its affiliates to support a particular position. When voting these proxies, the Manager analyzes the issues on their merits and does not consider any client relationship in a way that interferes with its responsibility to vote proxies in the best interest of its clients. The Manager's Special Review Committee reviews certain of these proxy decisions for improper influences on the decision-making process and takes appropriate action, if necessary.





Procedures

Proxy Review Process

     Associates in the Manager's proxy voting department, along with compliance associates from the legal department, are responsible for coordinating the voting of proxies. These associates work with outside proxy voting service providers and custodian banks and are responsible for coordinating and documenting the internal review of proxies.

     The proxy voting department reviews each proxy ballot for standard and non-standard items. Standard proxy items are typically voted with management unless the research analyst who follows the company or a member of an investment or proxy voting committee requests additional review. Standard items currently include the uncontested election of directors, ratifying auditors, adopting reports and accounts, setting dividends and allocating profits for the prior year and certain other administrative items.

     All other items are sent by the proxy voting department to the research analyst who follows the company. The analyst reviews the proxy statement and makes a recommendation about how to vote on the issues based on his or her in-depth knowledge of the company. Recommendations to vote with management on certain limited issues are voted accordingly. All other non-standard issues receive further consideration by a proxy voting committee, which reviews the issue and the analyst's recommendation, and decides how to vote. A proxy voting committee may escalate to the full investment committee(s) those issues for which it believes a broader review is warranted. Four proxy voting committees specialize in regional mandates and review the proxies of portfolio companies within their mandates. The proxy voting committees are comprised primarily of members of the Manager's and its affiliates' investment committees and their activity is subject to oversight by those committees.

     The Manager seeks to vote all of its clients' proxies. In certain circumstances, the Manager may decide not to vote a proxy because the costs of voting outweigh the benefits to its clients (e.g., when voting could lead to share blocking where the Manager wishes to retain flexibility to trade shares). In addition, proxies with respect to securities on loan through client directed lending programs are not available to the Manager to vote and therefore are not voted.

Proxy Voting Guidelines

     The Manager has developed proxy voting guidelines that reflect its general position and practice on various issues. To preserve the ability of decision makers to make the best decision in each case, these guidelines are intended only to provide context and are not intended to dictate how the issue must be voted. The guidelines are reviewed and updated as necessary, but at least annually, by the appropriate proxy voting and investment committees.

     The Manager's general position related to corporate governance, capital structure, stock option and compensation plans and social and corporate responsibility issues is reflected below.

          o Corporate governance. The Manager supports strong corporate governance practices. It generally votes against proposals that serve as anti-takeover devices or diminish shareholder rights, such as poison pill plans and supermajority vote requirements, and generally supports proposals that encourage responsiveness to shareholders, such as initiatives to declassify the board. Mergers and acquisitions, reincorporations and other corporate restructurings are considered on a case-by-case basis, based on the investment merits of the proposal.

          o Capital structure. The Manager generally supports increases to capital stock for legitimate financing needs. It generally does not support changes in capital stock that can be used as an anti-takeover device, such as the creation of or increase in blank-check preferred stock or of a dual class capital structure with different voting rights.

          o Stock option compensation plans. The Manager supports the concept of stock-related compensation plans as a way to align employee and shareholder interests. However, plans that include features which undermine the connection between employee and shareholder interests generally are not supported. The Manager considers the following factors when voting on proposals related to new stock compensation plans or changes to existing plans: the exercise price of the options, the size of the overall plan and/or the size of the increase, the historical dilution rate, whether the plan permits option repricing, the duration of the plan, and the needs of the company. Additionally, the Manager supports option expensing in theory and will generally support shareholder proposals on option expensing if such proposal language is non-binding and does not require the company to adopt a specific expensing methodology.

          o Social and corporate responsibility. The Manager votes on these issues based on the potential impact to the value of its clients' investment in the portfolio company.

Special Review Procedures

     If a research analyst has a personal conflict in making a voting recommendation on a proxy issue, he or she must disclose such conflict, along with his or her recommendation. If a member of the proxy voting committee has a personal conflict in voting the proxy, he or she must disclose such conflict to the appropriate proxy voting committee and must not vote on the issue.

     Clients representing 0.0025 or more of assets under investment management across all affiliates owned by The Capital Group Companies, Inc. (the Manager's parent company), are deemed to be "Interested Clients". Each proxy is reviewed to determine whether the portfolio company, a proponent of a shareholder proposal, or a known supporter of a particular proposal is an Interested Client. If the voting decision for a proxy involving an Interested Client is against such client, then it is presumed that there was no undue influence in favor of the Interested Client. If the decision is in favor of the Interested Client, then the decision, the rationale for such decision, information about the client relationship and all other relevant information is reviewed by the Special Review Committee ("SRC"). The SRC determines whether the decision was in the best interest of the Manager's clients and may accept or override the decision, or determine another course of action. The SRC is comprised of senior representatives from the Manager's and its affiliates' investment and legal groups and does not include representatives from the marketing department.

     Any other proxy will be referred to the SRC if facts or circumstances warrant further review.

The Manager's Proxy Voting Record

     Upon client request, the Manager will provide reports of its proxy voting record as it relates to the securities held in the client's account(s) for which the Manager has proxy-voting authority.





Annual Assessment

     The Manager will conduct an annual assessment of this proxy voting policy and related procedures.

Effective Date

     This policy is effective as of August 1, 2003.

         CUSTODIAN, DIVIDEND PAYING AGENT, TRANSFER AGENT AND REGISTRAR

     The JPMorgan Chase Bank, 270 Park Avenue, New York, NY 10017-2070, acts as Custodian for the Fund pursuant to a custodian agreement. The Custodian employs sub-custodians located in countries where the Fund's portfolio securities are traded.

     American Funds Service Company, 135 South State College Blvd., Brea, California 92821-5823, acts as the Fund's dividend paying agent, transfer agent and registrar for the shares. The Fund's Luxembourg transfer agent is Banque Internationale a Luxembourg, S.A.

         INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND LEGAL COUNSEL

     The accounting firm of PricewaterhouseCoopers LLP, 350 South Grand Avenue, Los Angeles, California 90071-2889, acts as independent registered public accounting firm for the Fund. The financial statements for the year ended June 30, 2004, have been incorporated by reference in the Statement of Additional Information from the Fund's annual report and have been so incorporated in reliance on the report of PricewaterhouseCoopers LLP, independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

     Dechert LLP, 1775 I Street, N.W., Washington, D.C. 20006-2401, serves as legal counsel to the Fund.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

     In placing orders for the purchase and sale of securities for the Fund, the Manager's objective is to obtain the best available prices in executing these transactions, taking into account the costs and quality of executions. With respect to equity transactions, the Manager effects orders primarily with brokers that act as agent. In all other transactions, purchases and sales will be transacted with dealers that act as principal, except in those circumstances where, in the opinion of the Manager, better prices and executions are available elsewhere.

     When circumstances relating to a proposed transaction indicate that a particular broker-dealer is in a position to obtain the best execution, the order will be placed with that broker-dealer. This may or may not be a broker-dealer that has provided research, statistical or other factual information to the Manager or its affiliates or has sold shares of an investment company served by the Manager or its affiliates. Subject to the requirement of seeking the best available prices and execution, the Manager may, in circumstances in which two or more broker-dealers are in a position to offer comparable prices and execution, give preference to broker-dealers which have provided research, statistical and other related services. If two or more of these broker-dealers have provided such services, the Manager may consider the relative benefit of the services to the investment companies or other clients served by the Manager and its institutional investment management affiliates, and the amount of trading previously executed with such broker-dealers. The
Manager is of the opinion that while such research and related services are useful in varying degrees, they are of indeterminable value and do not reduce the expense of the Manager and its affiliates. The Manager does not commit to any specific amount of business to any particular broker-dealers, nor does it give preference to broker-dealers that have sold shares of investment companies advised by it or its affiliates.

     The Manager does not consider that it has an obligation to obtain the lowest available commission rate to the exclusion of price, service and qualitative considerations. Nevertheless, the personnel of the Manager are authorized to negotiate payment only for brokerage services rendered and not for research, statistical, or other services. The Manager does not authorize the payment of commissions to brokers in recognition of their having provided research, statistical, or other related services or of their having sold investment company shares, in excess of commissions other qualified brokers would have charged for handling comparable transactions.

     There may be occasions when portfolio transactions may be executed as part of concurrent authorizations to purchase or sell the same security for investment companies or accounts served by the Manager and its institutional investment management affiliates. When such concurrent authorizations occur, the objective is to allocate the executions in an equitable manner. The Fund recognizes that in some cases this procedure may adversely affect the size or price of the position obtainable for the Fund's portfolio or its sale price of securities sold.

                                  CAPITAL STOCK

     The Board of Directors has authorized that, for the Fund's fiscal year beginning July 1, 1999, and each fiscal year thereafter until such authorization is amended by resolution of the Board of Directors, the authorized number of shares of capital stock of the Fund shall be an amount equal to (i) the number of shares outstanding as of the end of the prior fiscal year, (ii) the number of shares authorized to be issued under the Board's current net new share sale authorization for such fiscal year and (iii) a number of shares sufficient to permit the reinvestment of dividends as authorized from time to time by the Board of Directors. As of June 30, 2004, the Fund had 265,529,649 shares issued and outstanding.

     Shares of the Fund are fully paid and non-assessable. All shares of the Fund are equal as to earnings, assets and voting privileges. In the event of liquidation, each share is entitled to its proportion of the Fund's assets after debts and expenses. There are no cumulative voting rights for the election of directors. The shares of common stock are issued in registered form, and ownership and transfers of the shares are recorded by the Fund's transfer agent.

     Under Maryland law, and in accordance with the Bylaws of the Fund, the Fund is not required to hold an annual meeting of its shareholders in any year in which the election of directors is not required to be acted upon under the 1940 Act. The Bylaws also provide that each director will serve as a director for the duration of the existence of the Fund or until such director sooner dies, resigns or is removed in the manner provided by the Bylaws or as otherwise provided by statute or the Fund's Articles of Incorporation, as amended (the "Articles of Incorporation"). Consistent with the foregoing, in addition to the provisions of the Bylaws, the Fund will undertake to call a special meeting of shareholders for the purpose of voting upon the question of removal of a director or directors when requested in writing to do so by the holders of at least 10% of the outstanding shares of the Fund, and, in connection with such meeting, to comply with the provisions of section 16(c) of the 1940 Act relating to shareholder communications. Holders of a majority of the outstanding shares will constitute a quorum for the transaction of business at such meetings. Attendance and voting at shareholders meetings may be by proxy, and shareholders may take action by unanimous written consent in lieu of holding a meeting.

                         PURCHASE AND PRICING OF SHARES

Purchasing Shares

     The Prospectus describes the manner in which the Fund's shares may be purchased and redeemed. See "How to Purchase Shares" and "How to Redeem Shares."

     As disclosed in the Prospectus, at the sole discretion of the Manager, investors may purchase shares by tendering to the Fund developing country securities that are determined by the Manager to be appropriate for the Fund's investment portfolio. In determining whether particular securities are suitable for the Fund's investment portfolio, the Manager will consider the following factors, among others: the type, quality and value of the securities being tendered; the extent to which the Fund is already invested in such securities or in similar securities in terms of industry, geography or other criteria; the effect the tendered securities would have on the liquidity of the Fund's investment portfolio and other operational considerations; the Fund's cash position; and whether the Manager believes that issuing shares in exchange for the tendered securities would be in the best interests of the Fund and its shareholders.

     The Manager may, out of its own resources, pay compensation to financial intermediaries or other third parties whose customers or clients become shareholders of the Fund. Such compensation may be in the form of fees for services provided or responsibilities assumed by such entities with respect to the servicing of certain shareholder accounts.

Pricing of Fund Shares

     The net asset value per share is calculated in U.S. Dollars on the last business day of each week and each month, and may be calculated at such other times as the Board of Directors may determine, in the following manner:

               Equity securities are valued at the official closing price of, or the last reported sale price on, the principal exchange or market on which such securities are traded, as of the close of business or, lacking any sales, at the last available bid price. Bonds and notes are valued at prices obtained from a pricing service. However, where the investment adviser deems it appropriate, they will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality and type.

               Short-term securities with original maturities of one year or less maturing within 60 days are valued at amortized cost, which approximates market value. Forward currency contracts are valued at the mean of their representative quoted bid and asked prices.

               Assets and liabilities denominated in non-U.S. currencies are translated into U.S. dollars at the exchange rates in effect prior to the determination of the net asset value of the Fund's shares.

               Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith under policies approved by the Fund's Board. For example, if significant events occur after the close of markets outside the United States (and before the Fund's net asset value is next determined), which affect the value of portfolio securities, appropriate adjustments from closing market prices may be made to reflect these events. Events of this type may include, but are not limited to, earthquakes and other natural disasters, unanticipated market closures, or significant movements in the U.S. market. The fair value of all other assets is added to the value of securities (whether based on market or fair value) to arrive at total assets.

               Liabilities, including accruals of taxes and other expense items, are deducted from total assets.

               Net assets so obtained are then divided by the total number of shares outstanding (excluding treasury shares), and the results, rounded to the nearest cent, is the net asset value per share.

     The Fund will not price shares on any day on which the New York Stock Exchange is closed for trading.

                             TAXES AND DISTRIBUTIONS

     The Fund has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code (the "Code"). A regulated investment company qualifying under Subchapter M of the Code is required to distribute to its shareholders at least 90% of its investment company taxable income (including the excess of net short-term capital gain over net long-term capital losses) and generally is not subject to federal income tax to the extent that it distributes annually 100% of its investment company taxable income and net realized capital gains in the manner required under the Code. The Fund intends to distribute annually all of its investment company taxable income and net realized capital gains and therefore does not expect to pay federal income tax, although in certain circumstances, the Fund may determine that it is in the interest of shareholders to distribute less than that amount.

     To be treated as a regulated investment company under Subchapter M of the Code, the Fund must also (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to the business of investing in such securities or currencies, and (b) diversify its holdings so that, at the end of each fiscal quarter (i) at least 50% of the market value of the Fund's assets is represented by cash, U.S. government securities and securities of other regulated investment companies, and other securities (for purposes of this calculation, generally limited in respect of any one issuer, to an amount not greater than 5% of the market value of the Fund's assets and 10% of the outstanding voting securities of such issuer) and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. government securities or the securities of other regulated investment companies), or two or more issuers which the Fund controls and which are determined to be engaged in the same or similar trades or businesses.

     Under the Code, a nondeductible excise tax of 4% is imposed on the excess of a regulated investment company's "required distribution" for the calendar year ending within the regulated investment company's taxable year over the "distributed amount" for such calendar year. The term "required distribution" means the sum of (i) 98% of ordinary income (generally net investment income) for the calendar year, (ii) 98% of capital gains (both long-term and short-term) for the one-year period ending on October 31 (as though the one-year period ending on October 31 were the regulated investment company's taxable year), and
(iii) the sum of any untaxed, undistributed net investment income and net capital gains of the regulated investment company for prior periods. The term "distributed amount" generally means the sum of (i) amounts actually distributed by the Fund from its current year's ordinary income and capital gain net income and (ii) any amount on which the Fund pays income tax during the periods described above. Although the Fund intends to distribute its net investment income and net capital gains so as to avoid excise tax liability, the Fund may determine that it is in the interest of the shareholders to distribute a lesser amount.

     The following information may not apply to you if you hold fund shares in a non-taxable account, such as a qualified retirement plan. Please see your tax adviser for more information.

Dividends and Capital Gain Distributions

     The Fund will generally distribute dividends and realized net gains, if any, to shareholders annually. Shareholders may elect to reinvest dividends and/or capital gains distributions to purchase additional shares of the Fund or shareholders may elect to receive them in cash.

     Distributions of investment company taxable income and net realized capital gains to individual shareholders will be taxable whether received in shares or in cash. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of that share on the reinvestment date.

               Dividends: The Fund intends to follow the practice of distributing substantially all of its investment company taxable income, which includes any excess of net realized short-term gains over net realized long-term capital losses. Investment company taxable income generally includes dividends, interest, net short-term capital gains in excess of net long-term capital losses, and certain foreign currency gains, if any, less expenses and certain foreign currency losses. To the extent the Fund invests in stock of domestic and certain foreign corporations, it may receive "qualified dividends". The Fund will designate the amount of "qualified dividends" to its shareholders in a notice sent within 60 days of the close of its fiscal year and will report "qualified dividends" to shareholders on Form 1099-DIV.

               Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time the Fund accrues receivables or liabilities denominated in a foreign currency and the time the Fund actually collects such receivables, or pays such liabilities, generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain futures contracts, forward contracts and options, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition are also treated as ordinary gains or losses. These gains or losses, referred to under the Code as "Section 988" gains or losses, may increase or decrease the amount of the Fund's investment company taxable income to be distributed to its shareholders as ordinary income.

               In the case of Fund transactions involving futures contracts, certain foreign currency contracts and listed options on debt securities, currencies and certain futures contracts and broad-based stock indices, Code Section 1256 generally will require any gain or loss arising from the lapse, closing out or exercise of such positions to be treated as 60% long-term and 40% short-term capital gain or loss, regardless of the holding period, although foreign currency gains and losses (as discussed above) arising from certain of these positions may be treated as ordinary income and loss. In addition, the Fund generally will be required to mark to market (i.e., treat as sold for fair market value) each such position that it holds at the close of each taxable year (and, for excise tax purposes, on October 31 of each calendar year).



               Generally, certain hedging transactions that the Fund may undertake may result in "straddles" for U.S. federal income tax purposes. The straddle rules under the Code may affect the character of gains or losses realized by the Fund. In addition, losses realized by the Fund on positions that are part of a straddle may be required to be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences to the Fund of hedging transactions are not entirely clear. The hedging transactions may increase the amount of ordinary income and short-term capital gain realized by the Fund which is taxed as ordinary income when distributed to shareholders.

               If the Fund invests in stock of certain passive foreign investment companies ("PFIC"), the Fund may be subject to U.S. federal income taxation on a portion of any "excess distribution" with respect to, or gain from the disposition of, such stock. The tax would be determined by allocating such distribution or gain ratably to each day of the Fund's holding period for the stock. The distribution or gain so allocated to any taxable year of the Fund, other than the taxable year of the excess distribution or disposition, would be taxed to the Fund at the highest ordinary income rate in effect for such year, and the tax would be further increased by an interest charge to reflect the value of the tax deferral deemed to have resulted from the ownership of the foreign company's stock. Any amount of distribution or gain allocated to the taxable year of the distribution or disposition would be included in the Fund's investment company taxable income and, accordingly, would not be taxable to the Fund to the extent distributed by the Fund as a dividend to its shareholders.

               To avoid such tax and interest, the Fund may be eligible to elect alternative tax treatments with respect to PFIC shares. Under an election that currently is available in some circumstances, the Fund would be required to include in its gross income its share of the earnings and profits of a PFIC on a current basis, regardless of whether distributions were received from the PFIC in a given year, and such earnings and profits will be recognized by the Fund as ordinary income and/or net capital gain, depending upon the source of the income generated by the PFIC. In addition, another election would treat these securities as sold on the last day of the Fund's fiscal and excise tax years and recognize any gains for tax purposes at that time. Under this election, deductions for losses are allowable only to the extent of any prior recognized gains, and both gains and losses will be treated as ordinary income or loss. The Fund will be required to distribute any resulting income, even though it has not sold the security and received cash to pay such distributions. Upon disposition of these securities, any gain recognized is treated as ordinary income and loss is treated as ordinary loss to the extent of any prior recognized gain.

               The Fund may invest in one or more other countries through vehicles organized under local laws. For U.S. federal income tax purposes, the vehicle used may be treated as a controlled foreign corporation ("CFC"). The income and net capital gains of a CFC will be includable in the investment company taxable income of the Fund, which the Fund must distribute to its shareholders. The Fund's investment in any CFC (or in two or more CFC's in which the Fund owns 20% or more of the voting stock) may be treated as the security of one issuer for the purposes of the 5% and 25% limits of the diversification requirement.

               A portion of the difference between the issue price of zero coupon securities and their face value ("original issue discount") is considered to be income for the Fund each year, even though the Fund will not receive cash interest payments from these securities. This original issue discount (imputed income) will comprise a part of the investment company taxable income of the Fund which must be distributed to shareholders in order to maintain the qualification of the Fund as a regulated investment company and to avoid federal income taxation at the level of the Fund.

               In addition, some of the bonds may be purchased by the Fund at a discount that exceeds the original issue discount on such bonds, if any. This additional discount represents market discount for federal income tax purposes. The gain realized on the disposition of any bond having a market discount may be treated as taxable ordinary income to the extent it does not exceed the accrued market discount on such bond or a fund may elect to include the market discount in income in tax years to which it is attributable. Generally, accrued market discount may be figured under either the ratable accrual method or constant interest method. If the Fund has paid a premium over the face amount of a bond, the Fund has the option of either amortizing the premium until bond maturity and reducing the Fund's basis in the bond by the amortized amount, or not amortizing and treating the premium as part of the bond's basis. In the case of any debt security having a fixed maturity date of not more than one year from its date of issue, the gain realized on disposition generally will be treated as a short-term capital gain. In general, any gain realized on disposition of a security held less than one year is treated as a short-term capital gain.

               Dividend and interest income received by the Fund from sources outside the U.S. may be subject to withholding and other taxes imposed by such foreign jurisdictions. However, tax conventions between certain countries and the U.S. may reduce or eliminate these foreign taxes. Most foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.

               Capital Gain Distributions: The Fund also intends to follow the practice of distributing the entire excess of net realized long-term capital gains over net realized short-term capital losses. Net capital gains for a fiscal year are computed by taking into account any capital loss carry-forward of the Fund.

               The taxation of equity options (including options on narrow-based stock indices) and over-the-counter options on debt securities is governed by Code Section 1234. Pursuant to Code Section 1234, the premium received by the Fund for selling a put or call option is not included in income at the time of receipt. If the option expires, the premium is short-term capital gain to the Fund. If the Fund enters into a closing transaction, the difference between the amount paid to close out its position and the premium received is short-term capital gain or loss. If a call option written by the Fund is exercised, thereby requiring the Fund to sell the underlying security, the premium will increase the amount realized upon the sale of such security and any resulting gain or loss will be long-term or short-term depending upon the holding period of the security. With respect to a put or call option that is purchased by the Fund, if the option is sold, any resulting gain or loss will be a capital gain or loss, and will be short-term or long-term, depending upon the holding period of the option. If the option expires, the resulting loss is a capital loss and is short-term or long-term, depending upon the holding period of the option. If the option is exercised, the cost of the option, in the case of a call option, is added to the basis of the purchased security and, in the case of a put option, reduces the amount realized on the underlying security in determining gain or loss.

               Under certain circumstances, the Fund may recognize gain from a constructive sale of an "appreciated financial position" it holds if it enters into a short sale, forward contract or other transaction that substantially reduces both the risk of loss and the opportunity for gain with respect to the appreciated position. In that event, the Fund would be treated as if it had sold and immediately repurchased the property and would be taxed on any gain (but would not recognize any loss) from the constructive sale. The character of gain from a constructive sale would depend on the Fund's holding period in the property. Loss from a constructive sale would be recognized when the property was subsequently disposed of, and its character would depend on the Fund's holding period and the application of various loss deferral provisions of the Code. Constructive sale treatment does not apply to transactions closed in the 90-day period ending with the 30th day after the close of the taxable year, if certain conditions are met.

               If any net long-term capital gains in excess of net short-term capital losses are retained by the Fund for reinvestment, requiring federal income taxes to be paid thereon by the Fund, the Fund intends to elect to treat such capital gains as having been distributed to shareholders. As a result, each shareholder will report such capital gains as long-term capital gains taxable to individual shareholders at a maximum 15% capital gains rate (20% for capital gains realized by the Fund prior to May 6, 2003), will be able to claim a pro rata share of federal income taxes paid by the Fund on such gains as a credit against personal federal income tax liability, and will be entitled to increase the adjusted tax basis on fund shares by the difference between a pro rata share of the retained gains and such shareholder's related tax credit.

Shareholder Taxation

     In January of each year, shareholders of the Fund will receive a statement of the federal income tax status of all distributions. Shareholders of the Fund also may be subject to state and local taxes on distributions received from the Fund.

               Dividends: Fund dividends are taxable to shareholders as ordinary income. Under the Jobs and Growth Tax Relief Reconciliation Act of 2003, all or a portion of a fund's dividend distribution may be a "qualified dividend". Only Fund dividends derived from qualified corporation dividends paid to the Fund after December 31, 2002, and held by the Fund for the appropriate holding period, will be distributed to shareholders as "qualified dividends". Interest income from bonds and money market instruments and nonqualified foreign dividends will be distributed to shareholders as nonqualified fund dividends. The Fund will report on Form 1099-DIV the amount of each shareholder's dividend that may be treated as a "qualified dividend". If a shareholder meets the requisite holding period requirement, "qualified dividends" are taxable at a maximum tax rate of 15%.


               Capital Gains: Distributions of the excess of net long-term capital gains over net short-term capital losses which the Fund properly designates as "capital gain dividends" generally will be taxable to shareholders. Regardless of the length of time the shares of the Fund have been held by individual shareholders, the portion of a capital gain distribution realized by the Fund prior to May 6, 2003 is subject to a maximum tax rate of 20%, while the portion of a capital gain distribution realized by the Fund on or after May 6, 2003 is subject to a maximum rate of 15%. The Fund will report on Form 1099-DIV the portion of the overall capital gain distribution that is taxable to individual shareholders at the maximum 20% rate. Any loss realized upon the redemption of shares held at the time of redemption for six months or less from the date of their purchase will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gains during such six-month period.


     Distributions by the Fund result in a reduction in the net asset value of the Fund's shares. Investors should consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will subsequently receive a partial return of their investment capital upon payment of the distribution, which will be taxable to them.

     The Fund may make the election permitted under Code Section 853 so that shareholders may (subject to limitations) be able to claim a credit or deduction on their federal income tax returns for, and will be required to treat as part of the amounts distributed to them, their pro rata portion of qualified taxes paid by the Fund to foreign countries (such taxes relate primarily to investment income). The Fund may make an election under Code Section 853, provided that more than 50% of the value of the total assets of the Fund at the close of the taxable year consists of securities of foreign corporations. The foreign tax credit available to shareholders is subject to certain limitations imposed by the Code.

     Redemptions of shares may result in federal, state and local tax consequences (gain or loss) to the shareholder. Any loss realized on a redemption or exchange of shares of the Fund will be disallowed to the extent substantially identical shares are reacquired within the 61-day period beginning 30 days before and ending 30 days after the shares are disposed of.

     The Fund will be required to report to the IRS all distributions of investment company taxable income and capital gains as well as gross proceeds from the redemption or exchange of Fund shares, except in the case of certain exempt shareholders. Under the backup withholding provisions of Section 3406 of the Code, distributions of investment company taxable income and capital gains and proceeds from the redemption or exchange of a regulated investment company may be subject to withholding of federal income tax in the case of non-exempt U.S. shareholders who fail to furnish the investment company with their taxpayer identification numbers and with required certifications regarding their status under the federal income tax law. Withholding may also be required if the Fund is notified by the IRS or a broker that the taxpayer identification number furnished by the shareholder is incorrect or that the shareholder has previously failed to report interest or dividend income. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld.

     The foregoing discussion of U.S. federal income tax law relates solely to the application of that law to U.S. persons, i.e., U.S. citizens and residents and U.S. corporations, partnerships, trusts and estates. Each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of shares of the Fund, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30% (or a lower rate under an applicable income tax treaty) on dividend income received by the shareholder.

     Shareholders should consult their tax advisers about the application of federal, state and local tax law in light of their particular situation.


                             PERFORMANCE INFORMATION

     Total return for a period is the percentage change in value during the period of an investment in the Fund shares. All total return figures reflect the deduction of the Fund's expenses on an annual basis, and assume that all dividends and distributions are reinvested when paid. The Fund's average annual total return (before taxes) for the one-, five-, and ten-year periods ending June 30, 2004, were 27.89%, 2.80% and 3.98%, respectively.

     Performance  information  for the  Fund  may also be  compared  to  various indexes, such as the IFC Emerging Market Index, Morgan Stanley Capital International Emerging Markets Index and indexes prepared by other entities or organizations which track the performance of investment companies or Managers. Unmanaged indexes generally do not reflect deductions for administrative and management costs and expenses. The Fund, the Manager or any of their affiliates may also report to shareholders or to the public in advertisements concerning the performance of the Manager as adviser to clients other than the Fund, and on the comparative performance or standing of the Manager in relation to other money managers. Such comparative information may be compiled or provided by independent ratings services or by news organizations. Any performance information, whether related to the Fund or to the Manager, should be considered in light of the Fund's investment objectives and policies, characteristics and quality of the portfolio, and the market conditions during the time period indicated, and should not be considered to be representative of what may be achieved in the future.

                              FINANCIAL STATEMENTS

     The Fund's audited financial statements, including the related notes thereto, dated June 30, 2004, are incorporated by reference in the Statement of Additional Information from the Fund's Annual Report dated as of June 30, 2004.